                    CODETEL  [LOGO]                    Apartado 1377
                                                       Santo Domingo,
                                                       Republica Dominicana

July 29th, 1997




To:                       ANTILLAS I C&MA Parties

Subject:                  ANTILLAS I Second Supplementary Agreement

------------------------------------------------------------

Dear sirs,

I Miguel Fadul, Manager of International Facilities of CODETEL, hereby certify that the enclosed document is an exact copy of the original document of the Second Supplementary Agreement of the Construction & Maintenance Agreement (C&MA) for the ANTILLAS I Cable System, signed on February 13th, 1997.



Signed,

               /s/ Miguel Fadul

Miguel Fadul
Date: 7/29/97

                         SECOND SUPPLEMENTARY AGREEMENT

                                       TO

                 ANTILLAS I CONSTRUCTION & MAINTENANCE AGREEMENT

This Second Supplementary Agreement is made and entered into this 13th. day of February, 1997 between the Signatories hereto.

WHEREAS the ANTILLAS I Construction & Maintenance Agreement ("C&MA") was executed on January 10th, 1996, and

WHEREAS, five (5) additional carriers desire to become Parties to the C&MA and the existing Parties to the C&MA agree to the admission of such carriers as Parties,


WHEREAS, Paragraph 25 of the C&MA stipulates that AT&T, CODETEL and TLDI are authorized to act as representatives of all the Parties to execute Supplementary Agreements subject to Paragraph 23 (Admission of Additional Parties) and such Supplementary Agreements shall be signed only by AT&T, CODETEL, TLDI, the newly admitted Party and any Party to have Capacity with the newly admitted Party.

NOW THEREFORE, the undersigned Parties, in consideration of the mutual convenants herein expressed, convent and agree with each other as follows:

1. The existing Attachment 1 and Schedules A, B, C-1, C-2, D-1, D-2 and D-3 (each said Schedules being dated August, 1st, 1996) are deleted and Attachment 1, Schedules A, B, C-1, C-2, D-1, D-2 and D-3 each dated February 1 3th, 1997 attached hereto are substituted therefore.

2. SPRINT COMMUNICATIONS COMPANY L.P., IDB Wordlcom Services Inc., ANTELECOM N.V., Servicio di Telecomunicacion di Aruba, and Cable & Wireless Public Limited Company are each admitted as Additional Parties to the C&MA. Pursuant to Paragraph 23.1 of the C&MA, SPRINT COMMUNICATIONS COMPANY L.P., IDB Wordlcom Services Inc., ANTELECOM N.V., Servicio di Telecomunicacion di Aruba, and Cable & Wireless Public Limited Company each agree to acquire an investment share corresponding to the quantity of MIU's to meet each of their respective needs for the ANTILLAS I Cable System at least through the year 2006. SPRINT COMMUNICATIONS COMPANY L.P., IDB Wordlcom Services Inc., ANTELECOM N.V., Servicio di Telecomunicacion di Anuba, and Cable & Wireless Public Limited Company each agree to make payments required by Paragraph 23.1 (iii) of the C&MA and each agrees to accept the terms and conditions of the C&MA and the prior decisions taken by the Parties in relation to the ANTILLAS I Cable System as provided in Paragraph 23.1 (iv) of the C&MA.


3. Except as expressly provided herein, the C&MA shall continue in full force and effect.

IN WITNESS HEREOF, the Parties have executed this Supplementary Agreement on the date first above noted by their respective duly authorized officers.

All America Cables & Radio Inc.- Dominican Republic

By: /s/ Raul de Silva Costa


ANTELECOM N.V.:

By: /s/ ILLEGIBLE


AT&T Corp.

By: /s/ Paul Haggerty



Cable & Wireless, Public Limited Company

By: /s/ ILLEGIBLE

Compania Dominicana de Telefonos, C. por A.

By: /s/ Ramon Soto


IDB Wordlcom Services Inc.

By: /s/ ILLEGIBLE


Servicio di Telecomunicacion di Aruba (SETAR)

By: /s/ Miguel Fadul


Sprint Communications Company L.P.

By: /s/ ILLEGILE


Telefonica Larga Distancia de Puerto, Inc.

By: /s/ ILLEGIBLE

Telepuerto San Isidro, S.A.

By: /s/ ILLEGIBLE

                                                                      Schedule A

                             ANTILLAS I CABLE SYSTEM

                                   SCHEDULE A

                            PARTIES TO THE AGREEMENT

All America Cables & Radio, Inc.- Dominican Republic, an entity organized and existing under the laws of the British Virgin Islands and having its principal office at Josefa Perdomo No. 52, Gazcue, Santo Domingo, Dominican Republic (herein called "AAC&R" which expression shall include its successors).


ANTELECOM N.V., Limited liability company established within the laws of the Netherlands Antilles with its headquarters located at Schouwburgweg 22, Curacao, Netherlands Antilles (herein after called "Antelecom" which expression shall include its successors).

AT&T Corp., a corporation organized and existing under the laws of the State of New York and having its principal office at 412 Mount Kemble Avenue, Morristown, New Jersey, United States of America (herein called "AT&T" which expression shall include its successors).

AT&T of Puerto Rico, Inc., a corporation organized and existing under the laws of the State of New York, and having an office at 901 Ponce de Leon Avenue, San Juan Puerto Rico, United States of America (herein called "AT&T-PR" which expression shall include its successors).

Cable & Wireless, Public Limited Company, a company incorporated and existing under the laws of England, and having its registered office at 124 Theobalds Road, London, WC1X 8RX (herein called "C&W PLC" which expression shall include its successors).

Cleartel Communications, Inc., a company organized under the laws of the District of Columbia, and having its physical address at 1232 22nd. Street N.W. Washington, D.C. 20037 (herein called "CLEARTEL" which expression shall include its successors).

Compania Anonima Nacional Telefonos de Venezuela a corporation organized and existing under the laws of Venezuela and having its principal office at Avenida Libertador, Edificio Administrativo, Caracas, Venezuela (herein called "CANTV" which expression shall include its successors).

Compania Dominicana de Telefonos, C. por A., an entity organized and existing under the laws of the Dominican Republic and having its principal office at Ave. Abraham Lincoln No. 1101, Santo Domingo, Dominican Republic (herein called "CODETEL" which expression shall include its successors)

DOMTEL Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, United States, and having its principal office at Ave. Lope de Vega No. 95, Santo Domingo, Dominican Republic (herein called "DOMTEL" which expression shall include its successors)

GTE Hawaiian Telephone Company Incorporated, a corporation organized under the laws of the Kingdom of Hawaii and existing under the laws of the State of Hawaii and having its principal office at 1177 Bishop Street, Honolulu, Hawaii, United States of America (herein called "HTC" which expression shall include its successors)

IDB Worldcom Services Inc., a corporation organized and existing under the laws of the State of Delaware and having an office at 380 Madison Avenue, New York 10017, United States of America (herein called Wordlcom or WCOM which expression shall include its successors).


International Telecommunication Corporation (ITC), a corporation organized and existing under the laws of the State of Delaware and having its principal offices at 100 Wall Street, Suite 905, New York, NY 10005 and at 899 W. Cypress Creek Road, Suite 900, Fort Lauderdale, Fl 33309, United States of America (herein called "ITC" which expression shall include its successors)

MCI International, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 2 International Drive, Rye Brook, New York, United States of America (herein called "MCII" which expression shall include its successors) for the use of its wholly owned or otherwise affiliated authorized international carriers.

Pacific Gateway Exchange, a Delaware corporation, having its office at 533 Airport Boulevard, Suite 505, Burlingame, California 94010, United States of America (herein called "PGE" which expression shall include its successors).

Servicio di Telecomunicacion di Aruba, a legal entity sui generis, established under the laws of Aruba, and having its office at the Administration Building in Seroe Blanco (herein called "SETAR" which expression shall include its successors).

Sprint Communications Company L.P., a company having its office at 9221 Ward Parkway, Kansas City, Missouri, 64114 United States (hereinafter called "SPRINT" which expression shall include its successors)

Telecom Italia S.p.A., a corporation organized and existing under the laws of Italy, and having its principal office at Via S. Dalmazzo, 15 Torino, Italy (herein called "Telecom Italia" or "TI" which expression shall include its successors)

Telecomunicaciones Ultramarinas de Puerto Rico, an entity organized and existing under the laws of the Commonwealth of Puerto Rico and having its principal office at 818 Ponce De Leon Avenue, 4th. Floor, San Juan, Puerto Rico 00907 (herein called "TUPR" which expression shall include its successors).

Telecommunications D'Haiti S.A.M. a company organized and existing under the laws of Haiti, and having its principal office at Angle Rue Fernand Et Rue Martin Luther King BP814, Port au Prince, Haiti (herein called "TELECO" which expression shall include its successors).

Telefonica de Espana, S.A. a corporation organized and existing under the law of Spain and having its principal office at Gran Via 28, Madrid, Spain (herein called "TLFN" which expression shall include its successors).

Telefonica Larga Distancia de Puerto Rico Inc. an entity organized and existing under the law of the Commonwealth of Puerto Rico and having its principal office at Metro Office Park, Building No. 8, Second Floor, Guaynabo, Puerto Rico 00968 (herein called "TLDI" which expression shall include its successors).


Teleglobe Canada Inc. a Canada business corporation, having registered office at 1000 de La Gauchetiere Street West, in the City of Montreal, Quebec, Canada H3B 4x5 (herein called "TLGB" which expression shall include its successors).

Telepuerto San Isidro S.A. an entity organized and existing under the laws of the Dominican Republic and having its principal office at Lope de Vega No. 95, Santo Domingo, Dominican Republic (herein called "TRICOM" which expression shall include its successors).

The St. Thomas and San Juan Telephone Company Inc., an entity organized and existing under the laws of the U.S. Virgin Islands and having its principal office at 179 Altona - Welgunst 2nd Floor, Charlotte Amalie, V.l. 00803-1915, St. Thomas, U.S. Virgin Islands (herein called "STSJ/TRESCOM") which expression shall include its successors).

Transoceanic Communications, Incorporated, a corporation organized existing under the laws of the State of Delaware and having an office at 340 Mount Kemble Avenue, Morristown, New Jersey 07960 U.S.A (herein called "TRANSOCEANIC" which expression shall include its successors).

                             ANTILLAS I CABLE SYSTEM

                                  SCHEDULE D-1

                           CAPACITY ASSIGMENTS IN MIUs

                                 IN SEGMENT D-1
                 (One fiber pair between BU and Subsegment C-1)

                                                                                                                           MIUs
                                                                                                  Jointly      Wholly      Half
                         AAC&R        CODETEL       TRICOM      TELECO      TOTAL                 Assigned     Assigned    Interests
 AAC&R                       0              0            0           0          0   AAC&R              4            1          6
 AT&T                        2             17            5           3         27   AT&T              27            8         43
 CODETEL                     0              0            0           0          0   CODETEL           50            9         68
 DOMTEL                      0              0            1           0          1   DOMTEL             1            0          1
 MCII                        0             16            0           2         18   MCII              18            0         18
 TELECO                      0              0            0           0          0   TELECO             5            1          7
 TRESCOM                     0              1            1           0          2   TRESCOM            2            0          2
 TI                          1              1            0           0          2   TI                 2            0          2
 TLFN                        0              2            0           0          2   TLFN               2            0          2
 TRICOM                      0              0            0           0          0   TRICOM            15            7         29
 TUPR                        0              0            0           0          0   TUPR               0            0          0
 ITC                         0              3            0           0          3   ITC                3            0          3
 SPRINT                      1              6            5           0         12   SPRINT            12            0         12
 WCOM                        0              4            3           0          7   WCOM               7            0          7
 C&W                         0              0            0           0          0   C&W                0            1          2


 TOTAL                       4             50           15           5         74   TOTAL            148           27        202

 MIUs Wholly Assigned
 AT&T                        8                                                 Total MIUs
 CODETEL                     9                                                   101
 TRICOM                      7
 AAC&R                       1
 TELECO                      1
 C&W                         1
 TOTAL                      27                                                                                   February 13th, 1997

                             ANTILLAS I CABLE SYSTEM

                                  SCHEDULE D-1

                           CAPACITY ASSIGMENTS IN MIUs

                                 IN SEGMENT D-1
                 (One fiber pair between BU and Subsegment C-2)

                                                                                                                           MIUs
                                                                                                  Jointly      Wholly      Half
                         AAC&R        CODETEL       TRICOM      TELECO      TOTAL                 Assigned     Assigned    Interests
 CANTV                       0              2            0           0         2    CANTV              2             0         2
 CLEARTEL                    0              1            0           0         1    CLEARTEL           1             0         1
 CODETEL                     0              0            0           0         0    CODETEL           45             9        63
 DOMTEL                      0              0            1           0         1    DOMTEL             1             0         1
 MCII                        0              0            2           0         2    MCII               2             0         2
 PGE                         0              5            0           0         5    PGE                5             0         5
 TLGB                        0              1            0           0         1    TLGB               1             0         1
 TLDI                        0             21            5           0        26    TLDI              26             0        26
 TRICOM                      0              0            0           0         0    TRICOM            15            l3        41
 TUPR                        0              2            2           0         4    TUPR               4             1         6
 ITC                         0              4            0           0         4    ITC                4             1         6
 HTC                         0              1            0           0         1    HTC                1             0         1
 SPRINt                      0              6            5           0        11    SPRINT            11             0        11
 ANTELECOM                   0              1            0           0         1    ANTELECOM          1             0         1
 SETAR                       0              1            0           0         1    SETAR              1             0         1
 C&W                         0              0            0           0         0    C&W                0             1         2

 TOTAL                       0             45           15           0        60    TOTAL            120            25       170

 MIUs Wholly Assigned
 ITC                         1                                                Total MIUs
 CODETEL                     9                                                   85
 TRICOM                     13
 TUPR                        1

 C&W                         1

 TOTAL                      25                                                                                   February 13th, 1997

                                  SCHEDULE D-1

                           CAPACITY ASSIGMENTS IN MlUs

                                IN SEGMENT D-1
             (Total of two fiber pairs between BU and Segment C)

                                                                                                                           MIUs
                                                                                                  Jointly      Wholly      Half
                         AAC&R        CODETEL       TRICOM      TELECO      TOTAL                 Assigned     Assigned    Interests
 AAC&R                       0              0            0           0         0    AAC&R              4              1           6
 AT&T                        2             17            5           3        27    AT&T              27              8          43
 CANTV                       0              2            0           0         2    CANTV              2                          2
 CLEARTEL                    0              1            0           0         1    CLEARTEL           1                          1
 CODETEL                     0              0            0           0         0    CODETEL           95             18         131
 DOMTEL                      0              0            2           0         2    DOMTEL             2                          2
 MCII                        0             16            2           2        20    MCII              20                         20
 PGE                         0              5            0           0         5    PGE                5                          5
 TELECO                      0              0            0           0         0    TELECO             5              1           7
 TRESCOM                     0              1            1           0         2    TRESCOM            2                          2
 TI                          1              1            0           0         2    TI                 2                          2
 TLFN                        0              2            0           0         2    TLFN               2                          2
 TLGB                        0              1            0           0         1    TLGB               1                          1
 TLDI                        0             21            5           0        26    TLDI              26                         26
 TRICOM                      0              0            0           0         0    TRICOM            30             20          70
 TUPR                        0              2            2           0         4    TUPR               4              1           6
 ITC                         0              7            0           0         7    ITC                7              1           9
 HTC                         1              7            5           0        13    HTC                1                          1
 SPRINT                      0             10            8           0        18    SPRINT            23                         23
 WCOM                        0              0            0           0         0    WCOM               7                          7
 ANTELECOM                   0              1            0           0         1    ANTELECOM          1                          1
 SETAR                       0              1            0           0         1    SETAR              1                          1
 C&W                         0              0            0           0         0    C&W                0              2           4

 TOTAL                       4             95           30           5       134    TOTAL            268             52         372

MIUs Wholly Assigned

 AT&T                        8                                                 Total MIUs
 CODETEL                    18                                                    186
 TRICOM                     20
 TUPR                        1
 ITC                         1
 AAC&R                       1

 TELECO                      1
 C&W                         2

 TOTAL                      52                                                                                   February 13th, 1997

                             ANTILLAS I CABLE SYSTEM

                                  SCHEDULE D-2

                           CAPACITY ASSIGMENTS IN MIUs

                                 IN SEGMENT D-2
                            (between BU and Miramar)

                                                                                                                           MIUs
                                                                                                  Jointly      Wholly      Half
                         AAC&R        CODETEL       TRICOM      TELECO      TOTAL                 Assigned     Assigned    Interests
 AAC&R                       0              0            0           0         0    AAC&R              4             1            6
 AT&T                        2             17            5           3        27    AT&T              27             8           43
 CODETEL                     0              0            0           0         0    CODETEL           50             9           68
 DOMTEL                      0              0            1           0         1    DOMTEL             1             0            1
 MCII                        0             16            0           2        18    MCII              18             0           18
 TELECO                      0              0            0           0         0    TELECO             5             1            7
 TRESCOM                     0              1            1           0         2    TRESCOM            2             0            2
 TI                          1              1            0           0         2    TI                 2             0            2
 TLFN                        0              2            0           0         2    TLFN               2             0            2
 TRICOM                      0              0            0           0         0    TRICOM            15             7           29
 ITC                         0              3            0           0         3    ITC                3             0            3
 SPRINT                      1              6            5           0        12    SPRINT            12             0           12
 WCOM                        0              4            3           0         7    WCOM               7             0            7
 C&W                         0              0            0           0         0    C&W                0             1            2

 TOTAL                       4             50           15           5        74    TOTAL            148            27          202

 MIUs Wholly Assigned

 AT&T                        8                                                   Total MIUs
 CODETEL                     9                                                      101
 TRICOM                      7
 AAC&R                       1
 TELECO                      1
 C&W                         1

 TOTAL                      27                                                                                   February 13th, 1997

                             ANTILLAS I CABLE SYSTEM


                                  SCHEDULE D-3

                           CAPACITY ASSIGMENTS IN MIUs

                                 IN SEGMENT D-3
                           (between BU and Isla Verde)

                                                                                                                           MIUs
                                                                                                  Jointly      Wholly      Half
                         AAC&R        CODETEL       TRICOM      TELECO      TOTAL                 Assigned     Assigned    Interests
 CANTV                       0              2            0           0        2     CANTV              2              0           2
 CLEARTEL                    0              1            0           0        1     CLEARTEL           1              0           1
 CODETEL                     0              0            0           0        0     CODETEL           45              9          63
 DOMTEL                      0              0            1           0        1     DOMTEL             1              0           1
 MCII                        0              0            2           0        2     MCII               2              0           2
 PGE                         0              5            0           0        5     PGE                5              0           5
 TLGB                        0              1            0           0        1     TLGB               1              0           1
 TLDI                        0             21            5           0       26     TLDI              26              0          26
 TRICOM                      0              0            0           0        0     TRICOM            15             13          41
 TUPR                        0              2            2           0        4     TUPR               4              1           6
 ITC                         0              4            0           0        4     ITC                4              1           6
 HTC                         0              1            0           0        1     HTC                1              0           1
 SPRINT                      0              6            5           0       11     SPRINT            11              0          11
 ANTELECOM                   0              1            0           0        1     ANTELECOM          1              0           1
 SETAR                       0              1            0           0        1     SETAR              1              0           1
 C&W                         0              0            0           0        0     C&W                0              1           2

 TOTAL                       0             45           15           0       60     TOTAL            120             25         170

 MIUs Wholly Assigned

 ITC                         1                                                Total MIUs
 CODETEL                     9                                                   85
 TRICOM                     13
 TUPR                        1
 C&W                         1

 TOTAL                      25                                                                                   February 13th, 1997